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                                                                    EXHIBIT 99.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

         In connection with the Quarterly Report of Redhook Ale Brewery, Incorporated (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul S. Shipman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, that:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                    BY:   /s/  Paul S. Shipman
                                  ----------------------------------------------
                                           Paul S. Shipman
                                           President, Chief Executive Officer
                                           August 14, 2002